                                                                    Exhibit 24.1

                               POWERS OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Lorraine E. Waller and David Wesselink, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-3 in connection with the issuance of up to $750,000,000 aggregate offering price of debt securities, warrants to purchase debt securities, shares of common stock, warrants to purchase common stock, shares of preferred stock, depositary shares and currency warrants of Metris Companies Inc., and any and all amendments thereto (including post-effective amendments) to said Registration Statement on Form S-3 and any subsequent registration statement filed by Metris Companies Inc. pursuant to Rule 462 under the Securities Act, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any necessary state securities commissions or other agencies, each of said attorneys and agents to have the power to act with or without the other, and granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or the substitutes for such attorney-in-fact and agent, may lawfully do or cause to be done by virtue hereof.


            Signature                               Title                              Date
            ---------                               -----                              ----
/s/ Ronald N. Zebeck               Chairman of the Board of Directors        September 25, 2000
-----------------------------
Ronald N. Zebeck

/s/ Lee R. Anderson, Sr.           Director                                  September 22, 2000
-----------------------------
Lee R. Anderson, Sr.

/s/ C. Hunter Boll                 Director                                  September 25, 2000
-----------------------------
C. Hunter Boll

                                   Director                                  September   , 2000
-----------------------------
John A. Cleary

/s/ Thomas M. Hagerty              Director                                  September 25, 2000
-----------------------------
Thomas M. Hagerty

/s/ David V. Harkins               Director                                  September 25, 2000
-----------------------------
David V. Harkins

                                   Director                                  September   , 2000
-----------------------------
Walter M. Hoff

            Signature                               Title                              Date
            ---------                               -----                              ----
/s/ T. H. Lee                      Director                                  September 25, 2000
-----------------------------
Thomas H. Lee

/s/ Derek V. Smith                 Director                                  September 25, 2000
-----------------------------
Derek V. Smith

/s/ Edward B. Speno                Director                                  September 23, 2000
-----------------------------
Edward B. Speno

/s/ Frank D. Trestman              Director                                  September 25, 2000
-----------------------------
Frank D. Trestman

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